ADM
SUPPLEMENTAL RETIREMENT PLAN II

(As Adopted As Of December 1, 2004)

TABLE OF CONTENTS

Page
ARTICLE I INTRODUCTION

1.1	Purpose of the Plan; History1
1.2	Non-Qualified “Top-Hat” Plan1
1.3	Plan Document1
1.4	Effective Date of Document1
ARTICLE II DEFINITIONS AND CONSTRUCTION

2.1	Definitions1
2.2	Choice of Law3
ARTICLE III PARTICIPATION

3.1	Participation3
3.2	End of Participation3
ARTICLE IV SUPPLEMENTAL PENSION BENEFITS

4.1	Supplemental Pension4
4.2	Special Rules5
ARTICLE V VESTING

5.1	Vesting6
5.2	Forfeiture6
ARTICLE VI DISTRIBUTIONS AFTER DEATH

6.1	Survivor Benefits6
6.2	No Other Survivor Benefits7
ARTICLE VII CONTRACTUAL OBLIGATIONS AND FUNDING

7.1	Contractual Obligations7
7.2	Funding7
ARTICLE VIII AMENDMENT AND TERMINATION OF PLAN

8.1	Right to Amend or Terminate8
8.2	Effect of Termination8
ARTICLE IX ADMINISTRATION/CLAIMS PROCEDURES

9.1	Administration9
9.2	Correction of Errors And Duty to Review Information9
9.3	Claims Procedure9
9.4	Indemnification10
9.5	Exercise of Authority10
9.6	Telephonic or Electronic Notices and Transactions10
ARTICLE X MISCELLANEOUS

10.1	Nonassignability10
10.2	Withholding11
10.3	Successors of ADM11
10.4	Employment Not Guaranteed11
10.5	Gender, Singular and Plural11
10.6	Captions11
10.7	Validity11
10.8	Waiver of Breach11
10.9      Notice11

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ADM
SUPPLEMENTAL RETIREMENT PLAN II

ARTICLE I

INTRODUCTION

1.1	Purpose of the Plan; History. The ADM SUPPLEMENTAL RETIREMENT PLAN II (the “Plan”) is sponsored by ADM and its Participating Affiliates to attract high quality executives and to provide eligible executives with the additional benefits they would have received under the Qualified Retirement Plan but for the limit imposed on the compensation that can be taken into account under the Qualified Retirement Plan (Code § 401(a)(17)), the limit imposed on the benefits accrued and payable under the Qualified Retirement Plan (Code § 415(b)), or the reduction in the compensation base under the Qualified Retirement Plan as a result of an election to reduce compensation and receive Elective Deferral Credits under the Archer Daniels Midland Deferred Compensation Plan for Selected Management Employees I or II.

The Plan is the successor to the Archer Daniels Midland Supplemental Retirement Plan I (As Amended and Restated Effective January 1, 1994), as amended by a First, Second and Third Amendment (the “Prior Plan”). The Third Amendment “froze” the Prior Plan to new accounts effective as of December 31, 2004. All obligations under the Prior Plan will be satisfied under the Prior Plan, except as explicitly provided in this Plan with respect to benefits accrued under the Prior Plan as of December 31, 2004, but not yet vested as of December 31, 2004.

1.2	Non-Qualified “Top-Hat” Plan.

1.2.1	Type of Plan. The Plan is a “top-hat” plan - that is, an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA §§ 201(2), 301(a)(3) and 401(a)(1), and therefore is exempt from Parts 2, 3 and 4 of Title I of ERISA. The Plan also is a nonqualified deferred compensation plan subject to Code § 409A.

1.2.2	Savings Clause Relating to Compliance with Code § 409A. To the extent any provision of this Plan does not satisfy the requirements of Code § 409A or in any regulations or other guidance issued by the Treasury Department under Code § 409A subsequent to the adoption of this Plan, such provision will be applied in a manner consistent with such requirements, regulations or guidance, notwithstanding any provision of the Plan or any contrary or inconsistent election made by a Participant.

1.3	Plan Document. The Plan document consists of this document, any appendix to this document and any document that is expressly incorporated by reference into this document.

1.4	Effective Date of Document. The Plan (as stated in this document) is effective December 1, 2004, to apply to accruals after December 31, 2004, and any amounts accrued under the Prior Plan which are not vested as of December 31, 2004, as determined under the terms of the Prior Plan and the guidance issued by the Treasury Department.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

2.1	Definitions.

2.1.1	“ADM” means Archer Daniels Midland Company.

2.1.2	“Affiliate” means any business entity that is required to be aggregated and treated as one employer with ADM under Code § 414(b) or (c).

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2.1.3	“Code” means the Internal Revenue Code of 1986, as amended.

2.1.4	“Eligible Employee” means any Employee of ADM or a Participating Affiliate:

(a)	Who is a participant in the Qualified Retirement Plan and has his/her benefit limited under the Qualified Retirement Plan as a result of the limits imposed under Code §§ 401(a)(17) or 415; or

(b)	Participates in the ADM Deferred Compensation Plan for Selected Management Employees II.

The ADM Board of Directors (or its Compensation Committee), or the ADM Chief Executive Officer (in each case acting in a corporate capacity), in its/his/her sole and absolute discretion, may determine that an Employee described above will not be an Eligible Employee. However, the Plan is intended to cover only those Employees who are in a select group of management or highly compensated employees within the meaning of ERISA §§ 201(2), 301(a)(3) and 401(a)(1); and, accordingly, if any interpretation is issued by the Department of Labor that would exclude any Employee from satisfying that requirement, such Employee immediately will cease to be an Eligible Employee.

2.1.5	“Employee” means any common-law employee of ADM or an Affiliate (while it is an Affiliate).

2.1.6	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.1.7	“Participant” means an Eligible Employee who is enrolled in the Plan, or a current or former Employee who is not an Eligible Employee but has benefits due to him/her under the Plan. “Active Participant” means an Employee who is enrolled in the Plan.

2.1.8	“Participating Affiliate” means any Affiliate (while it is an Affiliate) which employs one or more Eligible Employees.

2.1.9	“Plan Year” means the calendar year.

2.1.10	“Prior Plan” means the Archer Daniels Midland Company Supplemental Retirement Plan I (As Amended and Restated Effective January 1, 1994), as amended, which was frozen as to new accruals effective December 31, 2004.

2.1.11	“Prior Plan Offset” means the life annuity that is (or would be) paid under the Prior Plan starting as of the earliest payment date on which the Participant (or, for purposes of Sec. 6.1.1, the Spouse of a Participant), could elect to receive his/her pension under the Qualified Retirement Plan following Termination of Employment.

ADM will determine the Prior Plan Offset in any reasonable manner, taking into account any Treasury regulations or guidance with respect to amounts that are “grandfathered” under Code § 409A. The Prior Plan Offset will not include any accrual under the Prior Plan that vests after December 31, 2004, and is thus covered by this Plan.

Whenever this document references an annuity that “would be” paid under the Prior Plan or Qualified Retirement Plan as of a given date, such annuity will be determined as if the Participant (or Spouse) had received (or started to receive) his/her benefit under the Prior Plan or Qualified Retirement as of the specified date, regardless of whether the benefit under such plan is actually paid then or at a later time.

2.1.12	“Qualified Retirement Plan” means the Archer Daniels Midland Retirement Plan.

2.1.13	“Separation from Service” means that an individual has had a Termination of Employment and has permanently discontinued providing services to ADM and its Affiliates in any capacity (for example, as a consultant or independent contractor) and has otherwise had a separation from service recognized as such under Code § 409A.

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2.1.14	“Spouse” means a person of the opposite sex to whom the Participant is legally married as of the determination date (including a common-law spouse in any state that recognizes common-law marriage, provided that acceptable proof and certification of common-law marriage has been received by ADM).

2.1.15	“Supplemental Pension” means the benefit payable to a Participant in the form of an annuity or in any other form of payment under the provisions of the Plan.

2.1.16	“Termination of Employment” means that the common-law employer-employee relationship has ended between the individual and ADM and its Affiliates, as determined under the employment policies and practices of ADM (including by reason of voluntary or involuntary termination, retirement, death, failure to return from a recognized leave of absence, etc.). For an Employee working for an Affiliate, a termination of employment will occur upon sale of the stock of such employer such that it no longer satisfies the definition of an Affiliate (assuming he/she continues in the employ of that employer or a new affiliate of that employer after the sale). A termination of employment does not occur merely as a result of transfer of employment from one Affiliate to another Affiliate, or from ADM to an Affiliate or from an Affiliate to ADM.

2.1.17	“Trustee” means the trustee of a trust established pursuant to Sec. 7.2.

2.1.18	“Vested” means that the Participant has a Separation from Service under circumstances where he/she is vested under Sec. 5.1.

2.2	Choice of Law. The Plan will be governed by the laws of the State of Illinois to the extent that such laws are not preempted by the laws of the United States. All controversies, disputes, and claims arising hereunder must be submitted to the United States District Court for the Central District of Illinois.

ARTICLE III

PARTICIPATION

3.1	Participation.

3.1.1	Eligible Employees. All Eligible Employees will be eligible to participate in the Plan.

3.1.2	Enrollment. An Eligible Employee may enroll in the Plan during the thirty (30) day period following the date he/she is notified of eligibility for the Plan, with enrollment to be effective as of the first day of the month that coincides with or next follows the last day of such enrollment period.

Enrollment is required, and must be made in such manner and in accordance with such rules as may be prescribed for this purpose by ADM (including by means of a voice response or other electronic system under circumstances authorized by ADM).

A participant in the Prior Plan on December 31, 2004, must enroll for this Plan by December 31, 2004.

3.2	End of Participation. An Eligible Employee may continue to participate in the Plan for so long as the Plan remains in effect and he/she remains an Eligible Employee.

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ARTICLE IV

SUPPLEMENTAL PENSION BENEFITS

4.1	Supplemental Pension.

4.1.1	Supplemental Pension. A Vested Participant will be entitled to a Supplemental Pension which, when expressed as a single-life annuity, will have monthly payments equal to A minus B minus C where:

“A” =	The monthly amount that would have been payable to the Participant under the Qualified Retirement Plan in the form of a life annuity starting on the earliest payment date on which the Participant could elect to receive his/her pension under the Qualified Retirement Plan following Termination of Employment, if the pension under the Qualified Retirement Plan were determined without regard to:

(i)	The limit on compensation taken into account under the Qualified Retirement Plan under Code § 401(a)(17);

(ii)	The limit on the benefit accrued and payable under the Qualified Retirement Plan under Code § 415(b); and

(iii)	The exclusion of amounts deferred by the Participant under the ADM Deferred Compensation Plan for Selected Management Employees I or II (or other non-qualified deferred compensation plan maintained or previously maintained by ADM or Participating Affiliate) from the compensation base used in determining the benefit accrued and payable under the Qualified Retirement Plan.

“B” =	The Prior Plan Offset.

“C” =	The monthly amount that is (or would be) payable to the Participant under the Qualified Retirement Plan in the form of a life annuity starting as of the earliest payment date on which the Participant could elect to receive his/her pension under the Qualified Retirement Plan following Termination of Employment.

4.1.2	Time of Payment. A Vested Participant will receive his/her Supplemental Pension as of the later of following dates:

(a)	The first day of the calendar month beginning six (6) months after the Participant’s Separation from Service, or as soon as administratively practicable thereafter;

(b)	The earliest date on which the Participant could elect to receive his/her pension under the Qualified Retirement Plan following Termination of Employment.

The first payment made under paragraph (a) will include a catch-up payment of all monthly payments that would have been made to the Participant (without any adjustment for interest or earnings) from the payment date under paragraph (b) (this adjustment applies only if the payment date under paragraph (a) is later than the payment date under paragraph (b).

4.1.3	Form of Payment. The Supplemental Pension for a Participant will be paid in one of the following payment forms:

(a)	A life annuity - that is, a monthly annuity payable to the Participant for life; or

(b)	A joint and survivor annuity - that is, a monthly annuity payable to the Participant for life and, upon the Participant’s death, if the Participant’s Spouse survives the Participant, a monthly annuity payable to the Spouse for life equal to fifty percent (50%), sixty six and two-third percent (66 2/3%) or one-hundred percent (100%), as selected by the Participant, of the annuity previously payable to the Participant.

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A joint and survivor annuity will be payable only if the Participant has a surviving Spouse on the scheduled commencement date of the Supplemental Pension Benefit. If the Participant is not married on the scheduled commencement date (including if the Spouse predeceased the Participant or in the event of a divorce), the Supplemental Pension will be paid as a life annuity in accordance with paragraph (a).

A joint and survivor annuity will be the actuarial equivalent of the life annuity starting on the same date. Actuarial equivalence for this purpose will be determined using the following actuarial assumptions: Interest - six percent (6%) annual rate; Mortality - the mortality table prescribed by the Internal Revenue Service for purposes of Code § 417(e) (as specified in Revenue Ruling 2001-62 or as specified in any subsequent ruling, regulation, or other guidance of general applicability that supercedes Revenue Ruling 2001-62 for distributions with an annuity starting date on or after the earliest available date thereunder).

4.1.4	Payment Form Election Procedures. A payment form election must be made in such manner and in accordance with such rules as may be prescribed for this purpose by ADM (including by means of a voice response or other electronic system under circumstances authorized by ADM).

A payment form election will be effective only if it is received in properly completed form by ADM as part of the enrollment in the Plan; provided that, a Participant may elect to change his/her payment form provided a properly completed form is received by ADM at least twelve (12) months prior to Termination of Employment.

4.1.5	Elections Required. A Participant will be required to file a form of payment election as a condition of participation in the Plan.

4.1.6	Cash-Out of Small Benefits. Any contrary provision notwithstanding, if, upon the Participant’s Separation from Service, the present value of the Supplemental Pension payable to such Participant does not exceed ten thousand dollars ($10,000), a lump-sum of such present value will be paid to the Participant on the first day of the calendar month beginning six (6) months after his/her Separation from Service, or as soon as administratively practicable thereafter, in full satisfaction of all rights under this Plan; provided that, for purposes of determining whether the cash-out limit is exceeded, all nonqualified deferred compensation amounts payable to the Participant by the Company and its Affiliates will be aggregated if and to the extent required under Code § 409A.

Present value for this purpose will be determined using the following actuarial assumptions: Interest - the annual rate of interest prescribed by the Internal Revenue Service for purposes of Code § 417(e), with the interest rate prescribed for October applying with respect to any payment date during the next Plan Year; Mortality - the mortality table prescribed by the Internal Revenue Service for purposes of Code § 417(e) (as specified in Revenue Ruling 2001-62 or as specified in any subsequent ruling, regulation, or other guidance of general applicability that supercedes Revenue Ruling 2001-62 for distributions with an annuity starting date on or after the earliest available date thereunder).

4.2	Special Rules.

4.2.1	No Duplicative Benefits. In no event will any benefits be payable under this Plan that would duplicate benefits that become payable under the Prior Plan or any other non-qualified retirement plan maintained by ADM or any Affiliate based upon the same period of service for ADM or Affiliate.

4.2.2	Benefits Due Only for Time in Eligible Group. If a Participant ceases to be an Eligible Employee prior to his/her actual Termination of Employment (for example, if the Board of Directors exercises its discretion to remove the Employee as an Eligible Employee), the Supplemental Pension payable to the Participant will be the lesser of the Supplemental Pension that would be payable if the Participant had a Termination of Employment as of the date he/she ceased to be an Eligible Employee, and the Supplemental Pension that would be payable if the Participant had continued to be an Eligible Employee to the date of his/her actual Termination of Employment.

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ARTICLE V

VESTING

5.1	Vesting. A Participant will be entitled to a Supplemental Pension under this Plan only if he/she has a fully vested and non-forfeitable interest in his/her pension under the Qualified Retirement Plan.

5.2	Forfeiture. If a Participant has a Termination of Employment before he/she is Vested, he/she will permanently forfeit his/her Supplemental Pension. However, if a Participant is subsequently rehired by ADM or a Participating Affiliate (while it is a Participating Affiliate), and is eligible to have his/her benefits under the Qualified Retirement Plan reinstated, such Participant’s Supplemental Pension shall also be reinstated under this Plan.

ARTICLE VI

DISTRIBUTIONS AFTER DEATH

6.1	Survivor Benefits.

6.1.1	Precommencement Survivor Benefit. If a Participant dies prior to commencement of his/her Supplemental Pension, and he/she has a Spouse to whom he/she has been married throughout the one (1) year period ending on the date of death, the Spouse will be entitled to a survivor benefit under the Plan equal to the actuarial equivalent of A minus B minus C where:

“A” =	The monthly amount that would have been payable to the Spouse as a survivor benefit under the Qualified Retirement Plan in the form of a life annuity starting on the earliest payment date on which the Spouse could elect to receive his/her survivor benefit under the Qualified Retirement Plan following the death of the Participant if the Participant’s pension under the Qualified Retirement Plan were determined without regard to:

(i)	The limit on compensation taken into account under the Qualified Retirement Plan under Code § 401(a)(17);

(ii)	The limit on the benefit accrued and payable under the Qualified Retirement Plan under Code § 415(b); and

(iii)	The exclusion of amounts deferred by the Participant under the ADM Deferred Compensation Plan for Selected Management Employees I or II (or other non-qualified deferred compensation plan maintained or previously maintained by ADM or Participating Affiliate) from the compensation base used in determining the benefit accrued and payable under the Qualified Retirement Plan.

“B” =	The Prior Plan Offset.

“C” =	The monthly amount that is (or would be) payable as a survivor benefit to the Spouse under the Qualified Retirement Plan in the form of a life annuity starting as of the earliest payment date on which the Spouse could elect to receive his/her survivor benefit under the Qualified Retirement Plan following the death of the Participant.

6.1.2	Time of Payment. A Spouse will receive his/her survivor benefit as of the earliest payment date on which the Spouse could elect to receive his/her survivor benefit under the Qualified Retirement Plan following the death of the Participant.

6.1.3	Cash-Out of Small Benefits. Any contrary provision notwithstanding, if, upon the death of the Participant, the present value of the survivor benefit payable to his/her Spouse does not exceed ten thousand dollars ($10,000), a lump-sum of such present value will be paid to the Spouse as soon as administratively practicable following the death of the Participant in full satisfaction of all rights under this Plan; provided that, for purposes of determining whether the ten-thousand dollar ($10,000) cash-out limit is exceeded, all nonqualified deferred compensation amounts payable with respect to the Participant by the Company and its Affiliates will be aggregated if and to the extent required under Code § 409A.

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Present value for this purpose will be determined using the following actuarial assumptions: Interest - the annual rate of interest prescribed by the Internal Revenue Service for purposes of Code § 417(e), with the interest rate prescribed for October applying with respect to any payment date during the next Plan Year; Mortality - the mortality table prescribed by the Internal Revenue Service for purposes of Code § 417(e) (as specified in Revenue Ruling 2001-62 or as specified in any subsequent ruling, regulation, or other guidance of general applicability that supercedes Revenue Ruling 2001-62 for distributions with an annuity starting date on or after the earliest available date thereunder).

6.2	No Other Survivor Benefits. No survivor benefits are payable to anyone with respect to a Participant except as provided in Sec. 6.1.

ARTICLE VII

CONTRACTUAL OBLIGATIONS AND FUNDING

7.1	Contractual Obligations.

7.1.1	Obligations of Employer. The Plan creates a contractual obligation on the part of ADM and each Participating Affiliate to provide benefits as set forth in the Plan with respect to:

(a)	Participants who are employed with ADM or that Participating Affiliate;

(b)	Participants who were employed with ADM or that Participating Affiliate prior to Termination of Employment; and

(c)	Beneficiaries of the Participants described in (a) and (b).

A Participating Affiliate is not responsible for (and has no contractual obligation with respect to) benefits payable to a Participant who is or was employed with ADM or a Participating Affiliate. If a Participant is employed with two or more employers (ADM and a Participating Affiliate, or two or more Participating Affiliates, etc.), either concurrently or at different times, each will be responsible for the benefit attributable to the period of service with such employer.

Notwithstanding the contractual obligation, no Participant or Spouse entitled to benefits under this Plan has any right, title or claim in or to any specific assets of ADM or any Participating Affiliate, but instead has the right of a general creditor of such employer.

7.1.2	Guarantee by Company. ADM will guarantee and assume secondary liability for the contractual commitment of each Participating Affiliate under Sec. 7.1.1.

7.2	Funding.

7.2.1	Establishment and Funding of Rabbi Trust. ADM may, in its sole and absolute discretion, establish a “rabbi” trust to serve as a funding vehicle for benefits payable under the Plan. Neither ADM nor any Participating Affiliate will have any obligation to establish such a trust, or to fund such trust if established. Any rabbi trust hereby established may be revocable if so established under the terms of the trust.

Any rabbi trust used to fund benefits payable under this Plan may be used to fund benefits payable under any other non-qualified deferred compensation plan maintained by ADM or any Participating Affiliate.

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The assets of any rabbi trust hereby established will not be held or transferred outside of the United States, and the trust will not have any other feature that would result in a transfer of property being deemed to have occurred under Code § 409A (for example, there will be no funding obligation or restrictions on assets in connection with a change in financial health of ADM or any Affiliate).

7.2.2	Effect on Contractual Benefit Obligations. The establishment and funding of a rabbi trust will not affect the contractual obligations of ADM and each Participating Affiliate under Sec. 7.1, except that such obligations with respect to any Participant or Beneficiary will be offset to the extent that payments actually are made from the trust to such Participant or Beneficiary.

ARTICLE VIII

AMENDMENT AND TERMINATION OF PLAN

8.1	Right to Amend or Terminate.

8.1.1	Amendment. ADM may amend the Plan at any time and for any reason by action of the following:

(a)	Board of Directors. The ADM Board of Directors (or its Compensation Committee) can adopt any amendment to the Plan, and any amendment that has a material cost impact to ADM is reserved exclusively to the Board of Directors (or its Compensation Committee).

(b)	Benefit Plans Committee or Chief Executive Officer. The ADM Benefit Plans Committee or ADM Chief Executive Officer can adopt any amendment to the Plan that is not reserved to the Board of Directors (that is, any amendment that does not have a material cost impact to ADM). The Benefit Plans Committee or Chief Executive Officer, in its/his/her sole and absolute discretion, can determine the cost impact of an amendment, and the validity of amendment will not be open to challenge if based upon a good faith determination of the cost impact made by the Benefit Plans Committee or Chief Executive Officer.

The Benefit Plans Committee or Chief Executive Officer acts on behalf ADM in its corporate capacity in connection with any amendment to the Plan.

(c)	Persons with Delegated Authority. The ADM Board of Directors (or its Compensation Committee) and the ADM Benefit Plans Committee and ADM Chief Executive Officer, by resolution or written action, can delegate the amendment authority vested in such person or body to any other person, committee or body.

8.1.2	Termination. ADM may terminate the Plan at any time and for any reason by action of the ADM Board of Directors (or its Compensation Committee).

8.2	Effect of Termination.

8.2.1	No Negative Effect on Accrued Benefit. An amendment or termination of the Plan may not have the effect of reducing the overall benefit attributable to the period prior to amendment or termination and payable to the Participant under the Qualified Retirement Plan or this Plan. This will not prohibit an amendment that reduces or eliminates the benefit accrued and payable under this Plan and shifts the liability for such benefit to another non-qualified retirement plan maintained by ADM or an Affiliate, or any successor, or to the Qualified Retirement Plan.

8.2.2	Other Effects of Termination. After termination of the Plan, no additional benefits attributable to periods after the date of termination will accrue under the Plan for any Participant. The Supplemental Pension payable to any Participant after the termination of the Plan will equal the Supplemental Pension determined as if the Participant’s Termination of Employment occurred on the date of termination of the Plan. However, distributions following termination of the Plan will be made at the same time and in the same form as if the termination had not occurred, and termination will not result in any acceleration of any distribution under the Plan.

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ARTICLE IX

ADMINISTRATION/CLAIMS PROCEDURES

9.1	Administration.

9.1.1	Administrator. ADM is the administrator of the Plan with authority to control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. Action on behalf of ADM as administrator may be taken by any of the following:

(a)	Its Benefit Plans Committee;

(b)	Its Chief Executive Officer; or

(c)	Any individual, committee, or entity to whom responsibility for the operation and administration of the Plan is allocated by the Benefit Plans Committee or Chief Executive Officer.

Where action is to be taken by the ADM Board of Directors (or its Compensation Committee) under the Plan, such action is taken in a corporate capacity (and not as administrator) with respect to the Plan.

9.1.2	Third-Party Service Providers. ADM may from time to time contract with or appoint a recordkeeper or other third-party service provider for the Plan. Any such recordkeeper or other third-party service provider will serve in a non-discretionary capacity and will act in accordance with directions given and/or procedures established by ADM.

9.1.3	Rules of Procedure. ADM may establish, adopt or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan.

9.2	Correction of Errors And Duty to Review Information.

9.2.1	Correction of Errors. Errors may occur in the operation and administration of the Plan. ADM reserves the right to cause such equitable adjustments to be made to correct for such errors as it considers appropriate (including adjustments to Participant or Beneficiary pension statements), which will be final and binding on the Participant or Beneficiary.

9.2.2	Participant Duty to Review Information. Each Participant and Beneficiary has the duty to promptly review any information that is provided or made available to the Participant or Beneficiary and that relates in any way to the operation and administration of the Plan or his/her payment elections under the Plan and to notify ADM of any error made in the operation or administration of the Plan that affects the Participant or Beneficiary within thirty (30) days of the date such information is provided or made available to the Participant or Beneficiary (for example, the date the information is sent by mail or the date the information is provided or made available electronically). If the Participant or Beneficiary fails to review any information or fails to notify ADM of any error within such period of time, he/she will not be able to bring any claim seeking relief or damages based on the error.

If ADM is notified of an alleged error within the thirty (30) day time period, ADM will investigate and either correct the error or notify the Participant or Beneficiary that it believes that no error occurred. If the Participant or Beneficiary is not satisfied with the correction (or the decision that no correction is necessary), he/she will have sixty (60) days from the date of notification of the correction (or notification of the decision that no correction is necessary), to file a formal claim under the claims procedures under Sec. 9.3.

9.3	Claims Procedure.

9.3.1	Claims Procedure. If a Participant or Spouse does not feel as if he/she has received full payment of the benefit due such person under the Plan, or if a Participant or Spouse feels that an error has been made with respect to his/her benefit under the Plan and has satisfied the requirements in Sec. 9.2.2, the Participant or Spouse (or such authorized representative) may file a claim in accordance with the claims procedure set forth in the summary created for the Plan or other claims procedure policy adopted by ADM. Following the claims procedure through completion is a condition of filing an arbitration action under Sec. 9.3.2.

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The Benefits Plans Committee will decide all claims and its decision on appeal will be final and binding subject to Sec. 9.3.2.

9.3.2	Arbitration. If a Participant or Beneficiary follows the claims procedures but his/her final appeal is denied, he/she will have one year to file an arbitration action with respect to that claim, and failure to meet the one-year deadline will extinguish his/her right to file an arbitration action with respect to that claim.

Any claim, dispute or other matter in question of any kind relating to this Plan which is not resolved by the claims procedures will be settled by arbitration in accordance with the employment dispute resolution rules of the American Arbitration Associa-tion. Notice of demand for arbitration will be made in writing to the opposing party and to the American Arbitration Association within one year after the final decision on appeal is issued, and if not filed within one year, all rights to benefits are forfeited under the Plan. The decision of the arbitrator(s) will be final and may be enforced in any court of competent jurisdiction.

The arbitrator(s) may award reasonable fees and expenses to the prevailing party in any dispute hereunder and will award reasonable fees and expenses in the event that the arbitrator(s) find that the losing party acted in bad faith or with intent to harass, hinder or delay the prevailing party in the exercise of its rights in connection with the matter under dispute.

9.4	Indemnification. ADM and its Participating Affiliates jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person’s services in the administration of the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises.

9.5	Exercise of Authority. ADM, its Benefit Plans Committee and Chief Executive Officer and any other person who has authority with respect to the management, administration or investment of the Plan may exercise that authority in its/his/her full discretion. This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of this document (or any other document established for use in the administration of the Plan) relevant to the issue under consideration. The exercise of authority will be binding upon all persons; and it is intended that the exercise of authority be given deference in arbitration, and that it not be overturned or set aside in arbitration unless found to be arbitrary and capricious.

9.6	Telephonic or Electronic Notices and Transactions. Any notice that is required to be given under the Plan to a Participant or Beneficiary, and any action that can be taken under the Plan by a Participant or Beneficiary (including distribution consents, etc.), may be by means of voice response or other electronic system to the extent so authorized by ADM.

ARTICLE X

MISCELLANEOUS

10.1	Nonassignability. Neither the rights of, nor benefits payable to, a Participant or Beneficiary under the Plan may be alienated, assigned, transferred, pledged or hypothecated by any person, at any time, or to any person whatsoever. Such interest and benefits will be exempt from the claims of creditors or other claimants of the Participant or Beneficiary and from all orders, decrees, levies, garnishments or executions to the fullest extent allowed by law; provided that, the Plan will recognize a domestic relations order that divides any payment actually due and payable to a Participant under the Plan among the Participant and the alternate payee under such order to the extent permitted by Code § 409A (such order may not create a separate interest for the alternate payee).

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10.2	Withholding. A Participant must make appropriate arrangements with ADM or Participating Affiliate for satisfaction of any federal, state or local income tax with-holding requirements and Social Security or other employee tax requirements applicable to the payment of benefits under the Plan. If no other arrangements are made, ADM or Participating Affiliate may provide, at its discretion, for such withholding and tax payments as may be required, including, without limitation, by the reduction of other amounts payable to the Participant.

10.3	Successors of ADM. The rights and obligations of ADM under the Plan will inure to the benefit of, and will be binding upon, the successors and assigns of ADM.

10.4	Employment Not Guaranteed. Nothing contained in the Plan nor any action taken hereunder will be construed as a contract of employment or as giving any Participant any right to continued employment with ADM or a Participating Affiliate.

10.5	Gender, Singular and Plural. All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

10.6	Captions. The captions of the articles, paragraphs and sections of this document are for convenience only and will not control or affect the meaning or construction of any of its provisions.

10.7	Validity. In the event any provision of the Plan is held invalid, void or unenforceable, the same will not affect, in any respect whatsoever, the validity of any other provisions of the Plan.

10.8	Waiver of Breach. The waiver by ADM of any breach of any provision of the Plan will not operate or be construed as a waiver of any subsequent breach by that Participant or any other Participant.

10.9	Notice. Any notice or filing required or permitted to be given to ADM or the Participant under this Agreement will be sufficient if in writing and hand-delivered, or sent by registered or certified mail, in the case of ADM, to the principal office of ADM, directed to the attention of ADM, and in the case of the Participant, to the last known address of the Participant indicated on the employment records of ADM. Such notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Notices to ADM may be permitted by electronic communication according to specifications established by ADM.

M1:1156585.04

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